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                                                                   EXHIBIT 10.17

FirstBank of Tech Center
5105 South DTC Parkway
Greenwood Village, CO  80111
(303) 694-1000  "Lender"

"Borrower"

AspenBio, Inc.
Roger D. Hurst
8100 Southpark Way Bldg. B-1
Littleton, CO  80120
(303) 794-2000

    Officer         Interest           Principal         Funding         Maturity       Customer          Loan
Identification        Rate              Amount            Amount           Date          Number          Number
RBB                 Variable         $3,250,000.00       07/05/02        07/01/03      ###-##-####       8925542

ADDRESS OF REAL PROPERTY SECURING THE LOAN:

Vacant Land
Castle Rock, CO 80104


                           CONSTRUCTION LOAN AGREEMENT


1. DEFINITIONS. In this Agreement, the following words and phrases shall have the following meanings:

         1.1 "Architect" shall mean the person or entity who has prepared Plans and Specifications for the construction of the Improvements;

         1.2 "Assignment of Leases" shall mean the Assignments of Rents and Leases executed by Borrower which creates a first lien on the leases of, and rents from, the Property;

         1.3 "Borrower" shall mean the borrower identified above;

         1.4 "Code" shall mean the Uniform Commercial Code as currently enacted in the state where the Property is located;

         1.5 "Completion Date" shall mean July 1, 2003.

         1.6 "Construction Budget" shall mean the estimated cost of the construction of the improvements in accordance with the Plans and Specifications as approved by Lender;

         1.7 "Contractor" shall mean the general contractor hired by Borrower to complete construction of the Improvements;



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         1.8 "Guarantor" shall mean any accommodation maker, guarantor or other party liable for the payment of Borrower's obligations under the Loan;

         1.9 "Improvements" shall mean the proposed structure(s) to be placed or constructed upon the Property by Borrower, the cost of which shall be funded in whole or in part by periodic disbursements of the proceeds of the Loan, which proposed structure(s) is (are) more fully described in Schedule C hereto;

         1.10 "Lender" shall mean: FirstBank of Tech Center
                                   5103 South DTC Parkway,
                                   Greenwood Village, CO 80111

         1.11 "Loan" shall mean the construction loan made by Lender to Borrower in the principal amount described above:

         1.12 "Loan Documents" shall collectively mean the Promissory Note, Security Instrument (as defined herein), Security Agreement, consent of contractor, consent of architect, the construction schedule, this Agreement and any other instrument executed in connection with or evidencing the Loan;

         1.13 "Plans" and Specifications" shall mean the plans and specifications approved by Lender pertaining to the construction of improvements upon the Property;

         1.14 "Premises" shall mean the Property, together with the improvements, fixtures and personal property located upon the property;

         1.15 "Promissory Note" shall mean that certain Promissory Note in the aggregate principal amount of the Loan payable to the order of the Lender, executed by Borrower, evidencing the Loan;

         1.16 "Property" shall mean the real property located at the address described above and legally described in Schedule A, attached hereto and incorporated herein by reference;

         1.17 "Security Agreement" shall mean that certain security agreement executed by Borrower that creates a first lien on all chattels, furniture, furnishings, fixtures, machinery, equipment, appliances and other personal property owned by Borrower and used or to be used In the operation of the Premises; and

         1.18 "Security Instrument" shall mean the mortgage or deed of trust executed by Borrower/Grantor/Mortgagor which evidences a first lien on the Property and secures the Promissory Note.

2. AMOUNTS AND TERMS OF LOAN.

         2.1 Lender shall make the Loan to Borrower to construct the Improvements on the terms and conditions set forth herein. Borrower, and any comakers, agree to execute and deliver the Promissory Note in the principal amount of the Loan. Advances under the Loan shall be made to Borrower or others from time to time pursuant to the terms and conditions described in the Promissory Note and this Agreement. Interest shall be imposed on all sums advanced from the date of each advance at the rate of interest described In the Promissory Note. Principal, interest and any other sums owing under the Loan Documents shall be repaid to Lender into the manner described therein.



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         2.2 Borrower agrees to pay to Lender a loan fee in the amount of
         $32,500.00 on the date of closing of the Loan.

3. COLLATERAL

         3.1 To secure the performance of Borrower's obligations to Lender under the Loan, Borrower agrees promptly to execute and deliver to Lender the Security Instrument, Security Agreements, consent of contractor, consent of architect, financing statements, and other appropriate documents deemed necessary or desirable by Lender to provide Lender with the first lien and security interest on the Premises. The Security Instrument, Security Agreements, financing statements, and other documents shall be in a form and content satisfactory to Lender in its sole discretion.

         3.2 Borrower agrees to execute and deliver to Lender an Assignment of Leases in form and content satisfactory to Lender in its sole discretion.

         3.3 As additional collateral for the Loan, Borrower hereby grants to Lender a security interest and hereby assigns all of Borrower's right, title and interest in all monies, instruments and deposit accounts of Borrower maintained with Lender.

         3.4 In the event partial releases are to be executed by Lender from time to time, Lender shall execute and deliver such partial releases upon the conditions and under the terms described in the Security Instrument. However, no partial release will be executed by Lender If it would otherwise interfere with the development of the Property which remains encumbered by the Security Instrument or if Borrower is in default of any obligation under this Agreement or the Loan Documents.

4. DISBURSEMENT PROCEDURES.

         4.1 Disbursement of the Loan shall be made by Lender for construction and development costs in accordance with the approved Construction Budget (covering both hard and soft costs) and the approved schedule of estimated monthly disbursements.

         4.2 No extra work or changes in the Plans and Specifications or the Construction Budget shall be ordered or authorized by Borrower without the written consent of Lender. If Lender approves of any extra work or changes, Lender shall have the right to withhold any pending or future disbursement and shall require that Borrower pay the cost of these items from its own funds and not from the Loan proceeds.

         4.3 At the time of any disbursement request, Borrower shall complete, execute and deliver to Lender a request for an advance on Lender's standard form draw request, attached hereto as Exhibit 1. Each request for an advance must be accompanied by evidence in form and content satisfactory to Lender, which may include, but may not necessarily be limited to, invoices and statements, certificates, affidavits and other declarations as Lender may deem necessary of Borrower, Architect or Contractor, all of which shall show:

                  4.3.1 The value of the portion of the improvements completed at that time;

                  4.3.2 That all outstanding claims for labor, services and materials through the previous draw request have been paid;



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                  4.3.3 That there are no liens outstanding against the Premises except the lien belonging to Lender and inchoate liens for property taxes not yet due; and

                  4.3.4 That copies of all bills or statements for expenses for which the advance is requested are attached to such request for advance.

         4.4 Subject to Paragraph 4.5 below, all disbursements shall be made directly to the Contractor and applicable subcontractors, laborers and materialmen with appropriate lien waivers affixed to each check. All loan funds shall be considered to be advanced to and received by Borrower upon, and interest on such funds shall be payable by Borrower from and after, their deposit in any disbursement account or direct advance by Lender to the Contractor, any subcontractors, laborers or materialmen, or charge against Loan funds as provided in Paragraph 4.5 below.

         4.5 Notwithstanding the provisions of Paragraph 4.4 above, Lender may elect, without further notice to or authorization by Borrower, to use the Loan funds to pay, as and when due, any Loan fees owing to Lender, accrued, unpaid interest on the Loan, amounts secured by prior liens on the Property, legal fees and expenses of Lender's attorneys which are payable by Borrower, and such other sums as may be owing from time to time by Borrower to Lender with respect to the Loan. On or before each interest payment date, Lender shall invoice Borrower for the amount of the required interest payment. Borrower shall promptly make such payments to Lender as and when due. Notwithstanding any of the provisions of this Paragraph, Lender's agreement to make such advances for interest or loan fees shall be subject to compliance with the conditions precedent set forth in Paragraph 4.9 below.

         4.6 If Lender at any time determines in good faith that the amount of the undisbursed Loan proceeds shall not be sufficient to pay fully for all costs required to complete the improvements in accordance with the Plans and Specifications as well as all financing and development costs to be incurred by the Borrower, whether such deficiency is attributable to changes in the work or construction or in the Plans and Specifications or to any cause, Lender may make written demand on Borrower to deposit with Lender funds equal to the amount of the projected shortage. Borrower shall deposit the required funds with Lender within ten days after the date of Lender's written demand. No further disbursements need to be made by Lender until those funds are deposited by Borrower with Lender. Whenever Lender has any such funds on deposit, all disbursement shall be made by Lender first from those funds until they are exhausted.

         4.7 At no time and in no event shall Lender be obligated to disburse funds:

                  4.7.1 In excess of the amount recommended by Lender's architectural or engineering representative, who, at the option of Lender, shall make periodic inspections of the Premises at Borrower's expense;

                  4.7.2 In any event of default under this Agreement, the Security instrument, or any other Loan Documents has occurred and has not been cured;

                  4.7.3 If the improvements have been damaged by fire or other casualty and Lender has not received insurance proceeds sufficient in the sole judgment of Lender to effect the restoration of the improvements in accordance with Plans and Specifications and to permit the completion of the improvements on or before the Completion Date described in this Agreement;



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                  4.7.4 For stored materials until they are actually
                  incorporated into the improvements, except on such conditions and such occasions as may be approved by Lender in its sole discretion;

                  4.7.5 If Lender believes in good faith that the priority of Lender's lien may be adversely affected; or

                  4.7.6 If the Lender concludes that the construction of the improvements has fallen behind any construction schedule approved by Lender or the cost of completing construction of the improvements at any time exceeds the amount remaining to be drawn under the Loan by a factor of more than ten percent (10.0%).

         4.8 Lender shall not be required to make the first disbursement of the Loan until Borrower has fulfilled to Lender's satisfaction all conditions of Lender's written loan commitment to Borrower and all of Lender's customary and reasonable loan closing and post-loan closing conditions for construction loans have been met, which include, but are not limited to, the following:

                  4.8.1 Lender has received the executed Loan Documents (including without limitation the Promissory Note and Security Instrument), and the Security Instrument, Security Agreement, Assignment of Leases and financing statements have been duly recorded or filed, as applicable;

                  4.8.2 After recordation of the Security instrument, a title insurance company acceptable to Lender must have issued, at the expense of Borrower, an ALTA (or equivalent) Lender's extended coverage policy of title insurance in an amount and form satisfactory to Lender subject only to exceptions approved by Lender in writing, together with any endorsements required by Lender;

                  4.8.3 Lender's security interest in all personal property and fixtures upon the Premises as described in the Security Agreement must have been duly perfected and has a lien priority in all respects satisfactory to Lender;

                  4.8.4 If Lender so requests, an environmental questionnaire or assessment has been delivered to Lender and Borrower agrees to indemnify Lender for any violation of any environmental laws which concern the Premises;

                  4.8.5 The Plans and Specifications must have been approved by Lender and any other persons or agencies whose prior approval is required by law or any covenants, conditions or restrictions applicable to the Property, and all insurance policies, executed general contracts and performance and payment bonds required by Lender must be approved by Lender and be in full force and effect;

                  4.8.6 Borrower must have satisfied all conditions described in Lender's commitment letter to Borrower pertaining to the Loan;

                  4.8.7 Lender's loan fee must have been paid or be payable out of the initial disbursement upon recordation of the Security instrument;

                  4.8.8 Lender shall have received executed copies of all of Borrower's agreements with the Contractor and the Architect for the construction of the improvements and approved same;

                  4.8.9 If Borrower or any accommodation maker, guarantor, or other party liable for the payment of Borrower's obligations under the Loan (collectively



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                  "Guarantors") is a partnership, corporation, limited liability company or non-profit association, such parties must have delivered to Lender one or more opinions of counsel in a form and content acceptable to Lender stating among other things that such party is duly organized, validity existing and is in good standing in the jurisdiction of its incorporation or organization and in each jurisdiction where its failure to so qualify would have a material adverse effect on its business, operations or its ability to carry out its obligations under the Loan Documents, and has duly authorized by all requisite corporate, member/manager or partnership action the execution, delivery and performance of the Loan Documents;

                  4.8.10 If Borrower or any Guarantor is a partnership, corporation, limited liability company or non-profit association, such parties must have delivered to Lender such certified copies of directors' and stockholders' resolutions, partnership, operating or joint venture agreements, etc., as may be necessary, in the Lender's judgment, to authorize and support the execution and delivery of all documents contemplated by the Loan;

                  4.8.11 Borrower has satisfied Lender and the title insurance company issuing the policy required under Paragraph 4.8.2 that no work has been commenced prior to the recordation of the Security instrument; and

                  4.8.12 Lender is not required to disburse funds under the conditions described in Paragraph 4.7 of the Agreement.

         4.9 Lender shall not be required to make any subsequent disbursement under the Loan if:

                  4.9.1 Lender does not receive, at Borrower's expense, a title endorsement, satisfactory to Lender prior to any disbursement stating that such disbursement shall have priority over mechanic's or materialmen's liens or any other intervening or subordinate liens on the Property; and

                  4.9.2 Any event or condition described in Paragraph 4.7 of this Agreement exists.

         4.10 Lender shall not be obligated to make its final disbursement of Loan proceeds for the improvements hereto unless and until the following conditions are satisfied;

                  4.10.1 The Lender determines that the improvements have been substantially completed by the Completion Date in accordance with the Plans and Specifications. Completion must be verified to the reasonable satisfaction of Lender;

                  4.10.2 Borrower has obtained for Lender, at Borrower's expense, any title insurance endorsements to the title policy which insures the lien-free completion of the improvements and any other endorsements required by Lender;

                  4.10.3 Borrower has obtained and delivered to Lender for its approval copies of all temporary or permanent certificates of occupancy for any portion of the improvements and Lender has approved such certificates; and

                  4.10.4 No condition exists that would excuse Lender from disbursing funds under Paragraph 4.7 of this Agreement.



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         4.11 At the option of the Lender, each request for an advance shall be submitted to Lender at least ten (10) business days prior to the date of the requested advance. All such advances, regardless of to whom made, shall satisfy, to the extent possible, the obligations of Lender hereunder and shall be secured by the Security Instrument and other Loan Documents as fully as if made to Borrower.

         4.12 Any waiver by Lender of any condition of disbursement must be expressly made in writing. The making of a disbursement prior to fulfillment of one or more conditions therefore shall not be construed as a waiver of such conditions, and Lender reserves the right to require their fulfillment prior to making any subsequent disbursements.

5. COVENANTS OF BORROWER. Borrower covenants with and warrants to Lender as follows:

         5.1 Borrower shall provide Lender with a detailed Construction Schedule (which shall be in such detail as Lender shall require) prior to the execution of this Agreement and shall meet all deadlines described herein. Borrower shall commence construction of the improvements within 10 days from the date of this Agreement. Borrower shall substantially complete construction by the Completion Date. All construction work shall be performed in substantial compliance with the approved Plans and Specifications, any change orders approved by Lender and with this Agreement. All construction work shall be completed without liens, claims, or assessments (actual or contingent) asserted against the Premises for any material, labor or other items furnished in connection therewith (except as such liens, claims or assessments are insured or bonded to Lender's satisfaction), and all are in full compliance with all construction, use, building, zoning and other similar requirements of any governmental jurisdiction. Borrower shall provide Lender with satisfactory evidence of such compliance upon request by Lender.

         5.2 Borrower agrees that no modification of or amendments to the Plans and Specifications shall be made without first obtaining the approval in writing of Lender and all necessary governmental authorities. In addition, Borrower agrees to deposit with Lender such additional sums or take such action as Lender may require to ensure payment of the cost of any such changes.

         5.3 Borrower shall not, without the prior written consent of Lender, mortgage, assign, convey, transfer, sell or otherwise dispose of or encumber its interest in the Property or any part thereof or the income to be derived therefrom.

         5.4 Borrower shall comply with and keep in effect all permits and approvals obtained from any governmental bodies that relate to the lawful construction of the improvements. Borrower shall comply with all existing or future recorded restrictions affecting the Property. The improvements shall be constructed entirely on the Property and shall not encroach upon or over any known easement or right-of-way, nor upon the land of others, and when erected shall be wholly within any building restriction lines.

         5.5 Borrower shall furnish from time to time upon request by Lender, in a form acceptable to Lender, a correct list of all contractors and subcontractors employed in connection with construction of the improvements and true and correct copies of all executed contracts and subcontracts. Lender may contact any Contractor or subcontractor to verify any facts disclosed in the list, and all contracts and subcontracts relating to construction of the improvements must require the disclosure of the listed information to Lender.

         5.6 No materials, equipment, fixtures or articles of personal property of Borrower placed in the improvements shall be purchased or installed under any security agreement or other agreement where the seller reserves or purports to reserve title or



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         the right to remove or repossess the items, or the right to consider such items as personal property after their incorporation in the work of construction, unless authorized by Lender in writing.

         5.7 Lender and its agents and representatives shall have the right at any reasonable time to enter the Property and inspect the construction of the improvements and all plans, specifications, change orders, and other matters pertaining thereto. Lender shall also have the right to examine, copy and audit the books, records, accounting data and other documents of Borrower and its Contractors relating to the Property or construction of the improvements. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. In such event, Borrower shall promptly correct the work to Lender's satisfaction. No such action by Lender shall affect Borrower's obligation to complete the improvements of any phase of construction before the dates designated in Paragraph 5.1. Any inspection or examination by Lender of books and records of Borrower is for the sole purpose of protecting Lender's collateral and preserving Lender's rights under this Agreement. No default of Borrower shall be waived by any inspection by Lender, and no inspection by Lender shall be construed as a representation that there has been or shall be compliance with the Plans and Specification or that construction is free from defective materials or workmanship.

         5.8 Borrower shall indemnify and hold Lender harmless from and against all liabilities, claims, damages, costs and expenses (including, but not limited to, reasonable legal fees and costs) arising out of or resulting from any defective workmanship or materials occurring in the construction of the improvements. Upon demand by Lender, Borrower shall defend any action or proceeding brought against Lender alleging any defective workmanship or materials, or Lender may elect to conduct its own defense at the expense of Borrower. The provisions of this Paragraph shall survive the termination of this Agreement and repayment of the Loan.

         5.9 If Borrower is a corporation, limited liability company or partnership, it shall not amend or modify or permit any amendment or modification of, its Articles of Incorporation or its partnership or operating agreement during the term of the Loan without the prior written approval of Lender.

         5.10 Borrower shall not without the prior written consent of Lender (i) commit any default under the terms of the Construction Contract (as hereinafter defined), (ii) waive any of the obligations of the Contractor thereunder, (iii) do any act which would relieve the Contractor from its obligation to construct the improvements according to the Plans and Specifications, or (iv) make any amendment to the Construction Contract resulting in additional costs which by themselves or in conjunction with other amendments exceed the Construction Budget, or (v) take any action which would cause the cost of completing construction of the improvements to exceed the undisbursed Loan funds by a factor of more than ten percent (10.0%).

         5.11 Borrower shall not without the prior written consent of Lender (i) commit any default under the terms of the Architect's Contract (as hereinafter defined), (ii) waive any of the obligations of Architect thereunder, (iii) do any act that would relieve the Architect from its obligation thereunder, or (iv) make an amendment to the Architect's Contract.

         5.12 Borrower shall obtain such insurance or evidence of insurance as Lender may require, including but not limited to, the following:



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                  5.12.1 Title Insurance. An ALTA (or equivalent) mortgagee's title insurance policy in amount, form and substance and written by a title insurance company satisfactory to Lender and insuring the lien of the Security Instrument as a first priority lien on the Premises subject only to the matters listed in Schedule B to the Security Instrument, the original of which policy shall be promptly delivered to Lender. The policy shall contain no exceptions except those approved by Lender and shall include any disbursement protection provisions which Lender may require.

                  5.12.2 An all peril builder's risk and liability insurance policy in an amount, form and substance as Lender may require and with standard noncontributing mortgagee clauses and standard waiver of subrogation clauses shall be promptly delivered to Lender. This insurance shall be issued by such companies as shall be approved by Lender, and the originals of such policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days' prior written notice of intention to cancel) shall be promptly delivered to Lender. Such insurance coverage shall be kept in full force and effect at all times until construction of the improvements has been completed.

                  5.12.3 An all-risk policy of casualty insurance, and such other hazard insurance as Lender may require, with an agreed amount endorsement, standard noncontributing mortgagee clauses and standard waiver of subrogation clauses. This insurance shall be in such amounts and forms including loss payee and other endorsements issued by such companies as shall be approved by Lender, and the originals of such policies together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer and insurers therein to give Lender thirty (30) days' prior written notice of intention to cancel) shall be promptly delivered to Lender. This insurance shall be kept in full force and effect at all times thereafter until the Loan has been paid in full.

                  5.12.4 A certificate from an insurance company indicating that Borrower and Contractor are covered (at all times until the Promissory Note has been paid in full) by public liability and workers' compensation insurance and that Lender is named as an additional insured under such policy to the reasonable satisfaction of Lender.

         5.13 Borrower shall cooperate with Lender in obtaining the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transactions contemplated hereby and shall pay or reimburse Lender for any expenses incurred in connection therewith (including the expense of an independent appraisal in case of fire or other casualty affecting the improvements).

         5.14 Borrower shall use the proceeds of the Loan solely for the purpose of paying for the cost of constructing the improvements and the other purposes described in this Agreement.

         5.15 Borrower shall pay all of Lender's out-of-pocket costs (including, but not limited to, attorneys' fees and legal expenses) pertaining to the preparation of the Loan Documents and the closing and administration of the Loan. Additional examples of such costs are architectural and other consultant fees, survey costs, appraisal costs, filing and recording expenses, long distance telephone charges, hand delivery and Telefax charges, overnight and other mail charges, and similar items.

         5.16 If and only if so directed by Lender, Borrower shall promptly erect and maintain on a suitable site on the Premises a sign approved by Lender regarding the financing of improvements to the Property. Borrower shall prevent the destruction or removal of such sign without the prior written approval of Lender.

         5.17 Borrower shall permit no deviation from the Plans and Specifications which by itself or in conjunction with other changes or deviations would result in additional costs in excess of the construction Budget or cause the cost of completing construction of the improvements to at any time exceed the amount of undisbursed Loan funds by a factor of more than ten percent (10.0%) without the prior written approval of Lender.

         5.18 Borrower shall keep and maintain proper and accurate books, records and accounts reflecting all items of income and expense of Borrower in connection with the Premises and the construction thereon and, upon the request of Lender, shall make such books, records and amounts immediately available to Lender for its inspection or independent audit.

         5.19 Within twenty (20) days after the end of Borrower's accounting period, Borrower shall deliver to Lender audited financial statements including its balance sheet and statement of earnings as of the end of such period in such detail as Lender may require and all such records shall be certified as accurate as of the date specified by Lender.

         5.20 Borrower shall immediately advise Lender in writing if Borrower receives any written notice from any laborers, subcontractors or materialmen to the effect that such laborers, subcontractors or materialmen have not been paid when due for any labor or materials furnished in connection with the construction of the improvements.

         5.21 Borrower shall, at Borrower's expense, furnish to Lender copies of all environmental assessments, surveys, certificates, Plans and Specifications, appraisals, title and other insurance, reports and other documents and instruments pertaining to the Premises.

         5.22 Borrower shall provide promptly to Lender at Borrower's expense such reports of soil tests of the Property as Lender may hereafter request.

         5.23 Borrower and Contractor shall not be entitled to store any materials on or adjacent to the Property without first complying with all requirements which may be imposed relating to the nature and manner of such storage.

         5.24 At the time of the making of any advance hereunder, no Event of Default shall have occurred, nor shall any circumstances exist which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

         5.25 Borrower and the Property are and shall be in compliance with all environmental, health and safety laws, rules and regulations and Borrower alone is or shall be subject to any liability or obligation for remedial action in the event of any action thereunder. No investigation or inquiry by any governmental authority is or shall be pending or, to the knowledge of Borrower, threatened against Borrower or the Property with respect to any toxic waste, toxic substance or Hazardous Material as defined herein. No Hazardous Materials are or shall be located on or under Borrower's Property. Borrower has not caused or permitted nor shall cause or permit any toxic or hazardous waste or substance to be stored, transported, or disposed of on or under or released from the Property. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to:
         (i) petroleum; (ii) friable or nonfriable asbestos; (iii) polychlorinated byphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute;
         (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute; or (vii) those substances, materials or wastes defined as "hazardous waste" or a "hazardous substance" pursuant to applicable state law.

         5.26 Borrower has not violated and shall not violate any federal, state, county or municipal statute, regulation or ordinance which may materially and adversely affect its respective business operations or financial condition or the Property. No event or default (or circumstances which, with notice or the passage of time or both, would constitute an Event of Default) has occurred or shall occur under this Agreement or the Loan Documents.

         5.27 Additional Covenants of Borrower:

6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

         6.1 Borrower's social security number or federal taxpayer identification number is: 84-1553387.

         6.2 Borrower's Residency. Borrower is [X] an individual(s) and a resident of the State of Colorado [X] a Corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and licensed to conduct business in all of the jurisdictions in which its business is conducted.

         6.3 Borrower's chief executive office, chief place of business, office where his business records are located, or residence is the address identified on page one of this Agreement. Borrower's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule D attached hereto and incorporated herein by this reference. Borrower shall immediately advise Lender in writing of any change in or addition to the foregoing addresses.

         6.4 Borrower shall not become a party to any restructuring of its business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) days prior written notice thereof.

         6.5 Borrower shall notify Lender of the nature of any intended change of Borrower's name, or the use of any trade name, and when such change or use shall become effective.

         6.6 Borrower possesses and shall possess good and marketable title to the Property and any and all improvements thereon free and clear of all liens and encumbrances except for the lien for general real estate taxes for the current calendar year, the lien and security interest belonging to Lender and any permitted mortgages or deeds of trust and any other permitted exceptions to title as described in Schedule B hereto.

         6.7 All tax returns and reports of the Borrower required by law to be filed have been duly filed, and all taxes, assessments, and other governmental charges upon Borrower or upon its properties or assets or income which are due and payable have been paid and shall continue to be so paid.

         6.8 All financial statements previously delivered to Lender by Borrower and the Guarantors are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles and accurately represent the financial condition of Borrower and the Guarantors as of the respective dates thereof. No materially adverse change has occurred in the financial condition reflected in any such financial statements since the respective dates hereof, and no additional borrowings have been made by Borrower since that date thereof other than this Loan.

         6.9 Borrower and Contractor have entered into a contract ("Construction Contract") whereby Contractor has agreed to construct the improvements in accordance with the Plans and Specifications and to pay for all labor and materials used in connection with such construction, and (i) Lender has been provided a copy of the Construction Contract and any amendments or modifications thereto, (ii) there are in existence no defaults or grounds for default thereunder, (iii) the Construction Contract is in full force and effect, and (iv) Contractor has obtained all necessary building permits.

         6.10 Borrower and Architect have entered into a contract ("Architect's Contract") relating to the design, construction, supervision of work on and inspection of the improvements, and (i) Lender has been provided with a copy of the Architect's Contract and any amendments or modifications thereto, (ii) there are in existence no default or grounds for default thereunder, and (iii) the Architect's Contract is in full force and effect.

         6.11 The Loan Documents are in all respects the legal, valid, binding and enforceable obligation of the Borrower in accordance with their respective terms and conditions, and grant Lender a duly perfected first lien on and security interest in the Premises.

         6.12 No chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement (except those executed in favor of Lender) has been or shall be executed with respect to any personal property, chattel or fixture used in conjunction with the construction, operation or maintenance of the improvements without the prior written consent of Lender.

         6.13 All public utility services necessary for the construction of the improvements and the operation thereof for their intended purposes are available within the boundaries of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric and telephone facilities.

         6.14 The Premises are not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

         6.15 Any brokerage commissions due in connection with the purchase by Borrower of the Property have been paid in full, and any such commissions coming due in the future shall be promptly paid by Borrower. Borrower shall indemnify and hold Lender harmless from any liability, claim or loss, including attorney's fees and legal expenses, arising by reason of the claim of any person for any such brokerage commissions. This provision shall survive the repayment of the Loan made in connection herewith and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists.

         6.16 Notwithstanding any provision of any document or agreement pursuant to which Borrower is formed or any provision of any other agreement to which Borrower may be or become a party, until all of Borrower's indebtedness to Lender under the Loan Documents has been paid in full, Borrower shall make no disbursement of funds from the rental or sale of any part of the Premises to any of Borrower's officers, stockholder or similar persons or to any other person, whether by way of debt repayment, return of capital, dividend, distribution of income or otherwise, without the prior written consent of Lender.

         6.17 Borrower has the right and is duly authorized to execute, enter into and perform its obligations under the Construction Contract, Architect's Contract, the Agreement and the other Loan Documents. Borrower's execution and performance of its obligations under the Construction Contract, this Agreement and the other Loan Documents does not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Borrower.

         6.18 No action or proceeding is or shall be ________ or threatened against Borrower or which affect the Premises that might result in any material or adverse change in Borrower's business operations or financial condition or materially affect the Premises.

         6.19 Borrower has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or zoning or other ordinance, any environmental laws, or any land use laws which might materially and adversely affect its business operations or financial condition or the Premises.

         6.20 Borrower represents that construction of the improvements to the Premises has not yet begun as of the effective date of this Agreement.

         6.21 The foregoing representations and warranties will be true at the date of the first disbursement and at the dates of all subsequent disbursements of the Loan proceeds.

7. EVENTS OF DEFAULT. Borrower shall be in default under this Agreement and the other Loan Documents if:

         7.1 Borrower or any Guarantor fails to pay any amount under the Agreement or other Loan Documents or any other indebtedness to Lender when due;

         7.2 Borrower or any Guarantor fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement, the other Loan Documents, or any other present or future agreement.

         7.3 Borrower or any Guarantor provides or causes any false or misleading signature or representation or warranty to be provided to Lender.

         7.4 Borrower or any Guarantor allows or causes the Premises to be damaged, destroyed, lost or stolen in any material respect;

         7.5 Construction of the improvements is halted prior to the Completion Date for any period of twenty (20) consecutive days for any cause;

         7.6 Construction of the improvements is abandoned or is not completed on or before the Completion Date for any cause;

         7.7 Any lien for labor, services, materials or otherwise is filed against the Premises;

         7.8 Lender believes in good faith that the financial condition of Borrower or any Guarantor has undergone a material adverse change or that the prospects for the successful and profitable sale of the improvements upon completion have materially declined;

         7.9 Without first having obtained the written consent of Lender, Borrower transfers, sells, conveys, encumbers or assigns all or any portion of the Premises;

         7.10 If Borrower is a corporation, partnership, limited liability company or joint venture, the controlling interest in Borrower or any constituent entity thereof is transferred, sold or assigned without the prior written approval of Lender.

         7.11 If the improvements are partially or totally damaged or destroyed by fire or any other cause and Lender believes in good faith that the improvements shall not be completed on or before the Completion Date;

         7.12 Any Guarantor seeks to revoke, terminate or otherwise limit its liability to Lender;

         7.13 Any litigation is filed against Borrower or any Guarantor with respect to the Premises which, if adversely determined, could materially impair their abilities to perform their respective obligations under the Loan Documents or impair the value of the Premises;

         7.14 Borrower or any Guarantor permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against them or any Guarantor, or any of their property;

         7.15 Borrower or any Guarantor dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

         7.16 Borrower or any Guarantor causes Lender to deem itself insecure in good faith for any reason; or

         7.17 Lender reasonably believes that one or more Events of Default described in this Paragraph 7 have occurred and Borrower, after the Lender's request, fails to provide evidence reasonable satisfactory to Lender that such Event or Events of Default have not, in fact, occurred.

8. RIGHTS OF LENDER ON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand;

         8.1 To exercise any of the remedies described in this Agreement or the other Loan Documents;

         8.2 To declare the Promissory Note to be, and the Promissory Note shall thereafter become, forthwith due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived;

         8.3 To terminate the agreements of the Lender to extend credit of any kind hereunder, whereupon the commitment and obligation of the Lender to make disbursements or make loans hereunder shall terminate;

         8.4 To enter into possession of the Premises and take all actions necessary in its judgment to complete construction of the improvements in accordance with the Plans and Specifications. Lender shall also have the right to make changes in the Plans and Specifications, work or materials as it may deem appropriate and to enter into, modify or terminate any contractual arrangements, subject to Lender's right at any time to discontinue work without liability. Such action shall be taken at the sole risk, cost and expense of Borrower. Lender shall not assume liability to Borrower or any other person or entity for completing the improvements or for the manner of quality of construction of the improvements. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to complete the improvements, at the option of Lender, in Borrower's name. Lender shall have the right to disburse any portion of the Loan not previously disbursed, and to use any other funds of Borrower, including any funds held in escrow accounts, to the extent necessary or desirable to complete or finish construction of the improvements and to pay, compromise or settle all existing or future bills and claims that are or may be or become liens against the Premises, or may be necessary or desirable for the completion of the improvements or the clearance of title to the Premises. All sums expended by Lender in completing construction shall be considered to have been disbursed to the Borrower, and Borrower and all Guarantors shall be liable therefore. Such sums shall be secured by the Security instrument, Security Agreement and any other documents securing the Loan. In the event such sums exceed the principal amount of the Promissory Note, the amount of the excess funds shall be considered to be an additional Loan to Borrower bearing interest at the rate provided in the Promissory Note and shall be secured by the Security Instrument, Security Agreement and any other documents securing the Loan; and

         8.5 To exercise all other rights available to Lender under any other written agreement or law or in equity.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender may, at its option, appoint a receiver without bond, without first bringing suit on Borrower's obligations and without meeting any statutory conditions regarding receivers, it being intended that Lender shall have this contractual right to appoint a receiver.

9. ASSIGNMENT OF CONTRACTS TO LENDER. Borrower hereby conditionally assigns to Lender all of its interest in and to the Plans and Specifications along with all studies, data and drawings prepared by or for Borrower and the contracts and agreements relating to the Plans and specifications or to the construction of the improvements. Lender shall not assume any obligations under such contracts and agreements unless it agrees otherwise in writing. Lender shall have the right to take over and use at any time the labor, materials, supplies and equipment contracted for, by or on behalf of Borrower, including such equipment and supplies that have theretofore been delivered to the Premises or stored in any facility or incorporated into the improvements, all in the sole and absolute discretion of the Lender.

10. ACTIONS. Lender shall have the right, but not the obligation, to commence, appear in and defend any action or proceeding which might affect the Premises or its rights, duties or liabilities under this Agreement or the other Loan Documents. Borrower shall reimburse Lender upon demand for Lender's out-of-pocket costs, expenses and legal fees and disbursements incurred in those actions or proceedings.

11. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this agreement, all payments made by or on behalf of Borrower and all credits due to Borrower from the disposition of the Premises or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in the Agreement and any interest thereon and then to the payment of the Borrower's Obligations to Lender under the Loan Documents in whatever order Lender chooses.

12. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Borrower shall reimburse
Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Borrower or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower or the highest rate described in any promissory note or credit agreement executed by Borrower or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be payable upon demand and shall be secured by the liens and security interests described in the Agreement and the other Loan Documents.

13. TERMINATION. This Agreement shall survive the making of the Loan and shall remain in full force and effect until Lender provides Borrower with written notice of the termination hereof.

14. ASSIGNMENT. Borrower shall not be entitled to assign any of its right, remedies or obligations described in this Agreement without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Borrower or any third party in any manner.

15. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Agreement or the other Loan Documents must be contained in writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Borrower's obligations under this Agreement and the other Loan Documents shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower or Guarantor or any of its rights against any Borrower, Guarantor or collateral.

16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

17. NOTICE. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

18. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

19. APPLICABLE LAW. This Agreement shall be governed by the laws of the state where the real property is located. Unless applicable law provides otherwise, Borrower consents to the jurisdiction of any court selected by Lender in its discretion located in that state.

20. COLLECTION COSTS. To the extent permitted by law, Borrower agrees to pay Lender's reasonable fees and costs, including but not limited to fees and costs of attorneys and other agents (including without limitation, paralegals, clerks and consultants), which are incurred by Lender in collecting any amounts due or enforcing any right or remedy under this Agreement or any other agreement between Borrower and Lender, all whether or not suit is brought and including but not limited to fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not any attorney is an employee of Lender.

21. MISCELLANEOUS. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Borrower in the Agreement shall include all persons signing herein. If there is more than one Borrower, their obligations shall be joint and several. This Agreement represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

22. RIGHTS OF THIRD PARTIES. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender and its successors and assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof. No other person shall, under any circumstance, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by quality of the construction by Borrower of the improvements or the absence therefrom of defects. In this connection Borrower agrees to indemnify Lender from any liability, claims or loss resulting from the disbursement of the Loan proceeds or from the condition of the Premises, whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists.

23. JURY TRIAL WAIVER. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS AGREEMENT.

24. ADDITIONAL TERMS:


BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

Dated: July 5, 2002

                                       LENDER: FIRSTBANK OF TECH CENTER

                                       By: /s/ Rick B. Bruno
                                          -------------------------------
                                       Rick B. Bruno
                                       Senior Vice President

BORROWER: AspenBio, Inc.               BORROWER: Roger D. Hurst

By: /s/ Roger D. Hurst                 /s/ Roger D. Hurst
------------------------               ----------------------------------
Roger D. Hurst                         Roger D. Hurst
President                              Individually

CONSTRUCTION LOAN AGREEMENT


SCHEDULE A

The following described real property located in the County of Douglas, State of
Colorado:

LOT 1, BROOKSIDE BUSINESS CENTER FILING NO. 5, COUNTY OF DOUGLAS, STATE OF COLORADO.

FirstBank of Tech Center
5105 South DTC Parkway
Greenwood Village, CO 80111
(303)694-1000 "Lender"

"Borrower"

AspenBio, Inc.
Roger D. Hurst
8100 Southpark Way Bldg. B-1
Littleton, CO 80120
(303) 794-2000

    Officer         Interest        Principal         Funding         Maturity       Customer          Loan
Identification        Rate           Amount            Amount           Date          Number          Number
RBB                 Variable      $3,250,000.00       07/05/02        07/01/03      ###-##-####       8925542

ADDRESS OF REAL PROPERTY SECURING THE LOAN:

Vacant Land
Castle Rock, CO 80104


                     ADDENDUM TO CONSTRUCTION LOAN AGREEMENT

                           (COMMERCIAL PURPOSE LOANS)

This Addendum supplements and modifies the Construction Loan Agreement (the "Agreement") executed in connection with the loan described above (the "Loan"). Capitalized words and phrases in this Addendum shall have the same meanings and definitions as described in the Agreement.

1. Loan Administration Procedures:

         1.1 Before the first draw under the Loan, Borrower shall complete and deliver to Lender a construction budget in a form and substance which is acceptable to Lender. The construction budget shall indicate a schedule of values allocated to various portions or phases of the construction project. The construction budget shall be used by Lender to review each draw request ("application for payment") of Borrower.

         1.2 Not more than once per month, Borrower shall submit to the Lender an itemized application for payment completed in accordance with the schedule of values, certifying that the labor and materials therein itemized were furnished in the construction of the improvements, and in accordance with the construction contract plans and specifications. Such application for payment shall not include a request for payment of any amounts Borrower does not intend to pay because of a dispute or other reason. The application for payment shall be accompanied by Borrower's certificate that all laborers and material suppliers involved in the construction of the improvements through the date of the application for payment have been paid in full other than the items in the application for payment. Each application for payment shall be accompanied by bills for material and labor included in the application for payment. Lender may impose a fee for each draw request which exceeds the maximum number identified above in any monthly period. This fee shall be imposed for each excess draw request and may be charged against the Loan. The amount of the fee shall be $50.00.

         1.3 The application for payment will constitute a representation by Borrower that the construction of the improvements has progressed to the point as therein indicated, and that the quality of the work is in accordance with the plans and specifications. The application for payment will further constitute a representation that the persons listed in the application for payment are entitled to payment in the amount certified.

         1.4 Borrower will indemnify and save Lender harmless from any and all claims, suits, demands or loss arising by reason of any forged, missing or defective (for whatever reason) signature or endorsement on any check drawn against the construction loan account. Without waiving the foregoing right of indemnity and without imposing any requirement or duty on Lender, Lender may institute such procedures as it desires, to verify endorsements and signatures on checks drawn against the construction loan account.

         1.5 Upon request, Borrower shall deliver to Lender all reports and documents which are in the possession of Borrower and which affect the Property or the Improvements in any fashion including, but not limited to, soils reports, outstanding leases or possessory agreements, easement agreements, surveys, environmental reports, and permits.

         1.6 Without written consent of bank, Borrower shall not be entitled to receive any advances or disbursements under the Loan to pay for materials which have not been incorporated into the Improvements.

         1.7 Lender may use Loan proceeds to pay fees, release or discharge prior encumbrances affecting the Property, and pay any other sums or obligations which may be owing from time to time by Borrower or Guarantor to Lender with respect to the Loan.

         1.8 Lender shall not be obligated to disburse funds from the Loan if Lender (a) discovers Contractor has varied the construction of the Improvements from the Plans and Specifications in a manner which Lender has not approved or which Lender deems to be material, or (b) discovers or learns of defective work or materials upon the Premises which have not been properly remedied.

         1.9 In the event Borrower or Contractor encounter any unanticipated soils, excavation or construction problems of a material nature during the course of construction of the Improvements, Borrower shall immediately report the relevant facts to Lender. After investigation, Lender may require Borrower to take remedial steps, at the expense of Borrower, to the extent determined necessary by Lender in order to correct or compensate for the problem. This may include, among other things, a requirement that Borrower deposit additional funds into the construction Loan Account in an amount which Lender may determine is appropriate to cover added costs and expenses which could reasonably result from this problem.

         1.10 Lender may refuse to honor any request for an advance or disbursement under the Loan (or any portion thereof) which in the judgment of Lender fails to set forth in reasonable detail the costs to be paid or which exceeds, with respect to any item or category of work or expense, the amount shown in the construction budget previously approved by Lender for expenditure in connection with such item or category of work or expense.

         1.11 If Lender deems it appropriate, Lender shall have the right to employ security personnel, at Borrower's expense, to protect the Property and the improvements at any time during the course of construction.

         1.12 [ ] If checked, Borrower has established and will maintain with Lender a construction loan deposit account (No. _____________________________) in the name of Borrower. This account will be utilized for disbursements under the Loan upon the presentation to Lender of applications for payment. In the event Lender is satisfied that an application for payment is in proper form and that Borrower is in compliance with this Agreement, Lender will disburse the appropriate amount into the account. Borrower shall promptly draw checks upon the account to pay the amounts due as shown in the application for payment. Borrower shall not draw any check or permit any payment to be made from the account for any purpose other than to satisfy payment obligations as described in the application for payment. All checks drawn upon the account by Borrower shall contain acceptable lien waiver language and shall be delivered to Lender along with related invoices and other records as required by Lender. Borrower shall also deliver mailing envelopes to Lender which have been addressed and stamped and which will be used to mail the checks to the persons or entities described in the application for payment.

2. Additional Covenants of Borrower:

         2.1 Prior to the execution of this Agreement, Borrower shall provide Lender with a Survey of the Property satisfactory to Lender and its counsel. This survey shall be certified to the title company and to Lender. Upon completion of the foundations, Borrower shall provide Lender with a revised survey showing the locations of the foundations as being entirely within the applicable lot lines and with no encroachments upon the lot or any adjoining lot. The surveyor shall also certify in the revised survey that the setbacks are in conformity with the applicable zoning restrictions. All surveys shall be provided at the cost of Borrower.

         2.2 Without the prior written consent of Lender, Borrower shall not (i) commit any default under the terms of the Contractor's Contract, (ii) waive any of the obligations of Contractor thereunder, (iii) do any act which would relieve Contractor from its obligations thereunder, or (iv) make an amendment to the Contractor's Contract.

         2.3 Any soils report, environmental report or assessment, engineering report or any other report concerning the Property or the Premises which is furnished to Lender under this Agreement or at its request shall be acceptable in form and substance to Lender and its counsel.

         2.4 Borrower will at all times require Contractor to comply with all applicable building code and zoning regulations as well as any recorded declaration or covenants and restrictions which may affect the Property or the construction of the improvements.

         2.5 Borrower will not enter into possession of the Improvements until the full construction contract price has been paid to Contractor and a full lien release has been executed by Contractor and delivered to Lender.

         2.6 Only licensed contractors and subcontractors shall be permitted upon the Premises during construction of the improvements, and all work upon the Premises shall be performed only by licensed contractors and subcontractors.

3. Additional Representations and Warranties of Borrower:

         3.1 As of the date of this addendum and the Agreement, and other than has already been disclosed to Lender in writing, no materials have been delivered and no labor has been performed with respect to the construction of the Improvements. In addition, none of these activities shall take place until Lender has consented to the commencement of construction and has recorded its deed of trust encumbering the Property and perfected its other collateral documents. With respect to any work or materials furnished prior to the date of this addendum or the Agreement, Borrower shall promptly furnish Lender with executed lien releases for such work and materials in a manner and form as Lender may direct.

         3.2 All public utility services necessary for the construction of the Improvements are available at or in close proximity to the boundaries of the Property.

4. Collateral Requirements:

         4.1 The construction loan account is hereby irrevocably assigned to Lender as additional security for the repayment of all amounts disbursed by the Lender and any amounts due under the note.

         4.2 As additional collateral for the Loan, Borrower agrees that any collateral which secures any other commercial loan now or hereunder made to Borrower or Guarantor by Lender or any of its affiliates shall also secure this Loan.

5. Default and Remedies:

         5.1 In addition to the events of default described in Section 7 above, Borrower shall be in default under this Agreement and the other Loan Documents if Borrower or any Guarantor becomes in default under any other obligation or indebtedness to Lender or any affiliate of Lender.

         5.2 If there is a default under this Agreement or any of the Loan Documents, such event of default shall constitute a default under any other commercial loans now or hereafter made by Lender or any of its affiliates to Borrower or Guarantor.

6. Miscellaneous:

         6.1 Any brokerage commissions due in connection with the purchase of the Property have been or will be paid in full to the seller of the Property. Borrower agrees to Indemnify Lender from any liability, claim or loss, including attorney's fees and costs, arising by reason of the claim of any person for any such brokerage commissions. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such claim or loss exists.

         6.2 Lender may disclose to any participants or prospective purchasers or assignees of this Loan any information or data which Lender deems material and which may relate to Borrower or Guarantor.

         6.3 Any notice pursuant to this Agreement shall be deemed to have been given when presented personally, when deposited in the United States Mail (by registered or certified mail) or sent by facsimile transmission to any of the parties at the addresses and facsimile numbers maintained by Lender in its records.

BORROWER, ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

DATED: July 05, 2002                   LENDER: FirstBank of Tech Center

                                       By: /s/ Rick B. Bruno
                                          --------------------------------------
                                          Rick B. Bruno
                                          Senior Vice President

BORROWER: AspenBio, Inc.               BORROWER: Roger D. Hurst

By: /s/ Roger D. Hurst                 /s/ Roger D. Hurst
   ---------------------               -----------------------------------------
Roger D. Hurst                         Roger D. Hurst
President                              Individually